Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement on Form S-8 pertaining to the Teledyne Technologies Incorporated 401(k) Plan of our report dated January 26, 2000 with respect to the consolidated financial statements which appear in the Annual Report on Form 10-K (No. 1-15295) of Teledyne Technologies Incorporated filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP



Los Angeles, California
March 30, 2000